UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 13, 2017

(Date of Earliest Event Reported)

Guidance Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33197	95-4661210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 E. Colorado Blvd., Pasadena, California	91106-2375
(Address of Principal Executive Offices)	(Zip Code)

(626) 229-9191

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐                                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01 Regulation FD Disclosure.

On February 13, 2017, Guidance Software, Inc. held a publicly available telephone conference call to discuss its financial results for the fourth quarter and twelve months ended December 31, 2016. A copy of the transcript from that call is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information being furnished shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibit

99.1                                                                                              Copy of transcript from February 13, 2017 earnings results conference call

The information in Items 7.01 and 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the various disclosures by the Company in its February 13, 2017, press release and stockholder reports and filings by the Company with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guidance Software, Inc.

Date: February 15, 2017	By:	/s/ Patrick Dennis
	Name:	Patrick Dennis
	Title:	Chief Executive Officer and President